                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 1998




                        GREEN TREE FINANCIAL CORPORATION
                      as originator of Home Improvement and
                          HOME EQUITY LOAN TRUST 1998-B
             (Exact name of registrant as specified in its charter)


                                    333-46457
          DELAWARE                  333-32669                   41-1859796
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission                (IRS employer
    of incorporation)              file number)             identification No.)



  1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (612)293-3400


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.             CHANGES IN CONTROL OF REGISTRANT.

                    Not applicable.

Item 2.             ACQUISITION OR DISPOSITION OF ASSETS.

                    Not applicable.

Item 3.             BANKRUPTCY OR RECEIVERSHIp.

                    Not applicable.

Item 4.             CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                    Not applicable.

Item 5.             OTHER EVENTS.

                    On March 1, 1998, the Registrant sold approximately $550,000,000 of Certificates for Home Improvement and Home Equity Loans, Series 1998-B (the "Certificates"), evidencing beneficial ownership interests in Home Improvement and Home Equity Loan Trust 1998-B- (the "Trust"). The Trust property consists primarily of a pool consisting of two sub-pools, one of which is comprised of home improvement contracts and promissory notes (the "Home Improvement Conracts") and the other of which is comprised of closed-en home equity loans (the "Home Equity Contracts"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated March 1, 1998.

Item 6.             RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                    Not applicable.

Item 7.             FINANCIAL STATEMENTS AND EXHIBITS.

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b) Pro forma financial information.

                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



  EXHIBIT NO.                               DESCRIPTION

    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998 (without Exhibits O-1, O-2, O-3 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1998-B.

    5.1             Opinion of Dorsey & Whitney LLP with respect to legality

    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    GREEN TREE FINANCIAL CORPORATION
                                           as originator of Home Improvement
                                           and Home Equity Loan Trust 1998-B


                                    By: /s/ Joel H. Gottesman
                                       ---------------------------------------
                                         Joel H. Gottesman
                                         Senior Vice President, General Counsel
                                         and Secretary

                                INDEX TO EXHIBITS




EXHIBIT NUMBER                                                    PAGE
--------------                                                    ----
4.1        Pooling and Servicing Agreement between       Filed Electronically
           Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National
           Association, as Trustee, dated as of March 1, 1998 (without Exhibits O-1, O-2, O-3 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1998-B

5.1 Opinion of Dorsey & Whitney LLP with respect Filed Electronically to legality

8.1        Opinion and Consent of Dorsey & Whitney LLP   Filed Electronically
           with respect to tax matters.